                               TABLE OF CONTENTS

                   Portfolio Manager's Report to Shareholders
                                     PAGE 2

                       Schedule of Portfolio Investments
                                     PAGE 8

                      Statement of Assets and Liabilities
                                     PAGE 9

                            Statement of Operations
                                    PAGE 10

                      Statements of Changes in Net Assets
                                    PAGE 11

                         Notes to Financial Statements
                                    PAGE 12

                              Financial Highlights
                                    PAGE 17

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

                                                               ALPINE REALTY INCOME & GROWTH
                                                                            FUND                    MORGAN STANLEY REIT INDEX
                                                               -----------------------------        -------------------------
12/30/98                                                                   10000                              10000
1/31/99                                                                    10250                               9889
4/30/99                                                                    11066                              10609
7/31/99                                                                    10984                              10298
10/31/99                                                                   10314                               9549
1/31/00                                                                    10652                               9760
4/30/00                                                                    11905                              10626

Past performance is not predictive of future results. Investment return and principal value of the Alpine Realty Income & Growth Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth reflect the waiver of certain advisory fees and reimbursements. Without the waiver or reimbursement of fees, total return would have been lower.

The Morgan Stanley REIT Index is a total-return index comprising of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. An investor can not invest directly in an index.

                       COMPARATIVE TOTAL RETURNS AS OF 4/30/00
                                                                             SINCE
                                          6 MONTH(A)         1 YEAR        INCEPTION+
-------------------------------------------------------------------------------------
Alpine Class Y                              15.43%            7.58%          13.96%
Alpine Class A (4.75%)*                      9.93%            2.24%           9.64%
Alpine Class B (5.00%)**                     9.88%            2.08%          10.40%
-------------------------------------------------------------------------------------
Morgan Stanley REIT Index                   11.28%             .17%           4.65%

     * REPRESENTS MAXIMUM SALES LOAD.
    ** REPRESENTS MAXIMUM REDEMPTION FEE.

 + Class A and Class Y shares, commenced December 30, 1998. Performance for Class B shares for the period prior to its inception on February 18, 1999, represents performance for Class Y shares. Class B shares are subject to distribution and service fees, which had they been included in the prior period, performance would have been lower.

(a)  Not annualized.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Alpine Realty Income & Growth Fund's Semi-Annual report for the six months ended April 30, 2000. The net asset value of the Fund's Class Y shares on that date was $10.86, up from $9.90 at the beginning of the period. In addition, the Fund made two quarterly dividend distributions to shareholders of $0.3135 on December 27, 1999 and $0.1858 on March 27, 2000, which in combination with the increase in net asset value produced a total return to shareholders of 15.43% during the period.

COMPARATIVE PERFORMANCE

     The Alpine Realty Income & Growth Fund has consistently outperformed its peer group and benchmark over a number of measurement periods since its inception on December 30, 1998, including the latest six month period ending April 30, 2000.

     We are pleased to report that the Fund's Y shares were ranked #1 in terms of total return to shareholders among the 132 funds tracked by Lipper Analytical Services, Inc., within Lipper's Real Estate funds category(1) for the period from December 31,1998 through April 30, 2000. During that period the Fund achieved a total return of 12.59% on an annualized basis, which compares very favorably to the 2.25% average of the funds tracked by Lipper(2) and the 3.41% return of the Morgan Stanley REIT Index (the "RMS Index")(3), the Fund's primary benchmark.

     During the six month period ended April 30, 2000, the Fund's Class Y shares' total return of 15.43% compares favorably to both the 11.28% return of the RMS Index and the 9.69% average return of the 147 funds tracked by Lipper over the period.

     We are particularly pleased that the Fund has achieved its strong relative performance while producing a very healthy income return to its shareholders. For investors who acquired the Fund's Y shares at $10.00 per share at inception on December 30, 1998, the Fund delivered a 7.4% income return in 1999. During the first quarter of 2000, the Fund made a distribution to shareholders of $0.1858, which equates to an annualized yield of 7.52% based on the Fund's NAV at the beginning of the year.

     We believe the Fund's outperformance over the above-mentioned periods has been due to Alpine's fundamental focus on value investing. Additionally, in the fourth quarter of 1999 we took advantage of the pricing pressure on REITs(4) to upgrade the income producing characteristics of the Fund's holdings and purchase shares in companies which own some of the most desirable institutional quality real estate at very attractive valuation levels. That pricing pressure had resulted from both tax loss selling and "overselling" by investors who had rotated away from the underperforming real estate sector to higher growth oriented investments. Moving forward, we will continue to target individual companies with strong balance sheets, solid dividend coverage, and healthy

---------------

(1) For the 1 year ending 04/30/00, the Fund ranked #2 in terms of total returns to shareholders out of 139 funds. Lipper ranking is based on total return and does not reflect a sales change.

(2) For the 1 year ending 04/30/00 the average of the funds tracked by Lipper was -2.22%. Lipper Real Estate Fund Average is an average of funds that invest 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper is an independent mutual fund performance monitor whose results are based on total return & do not reflect a sales charge.

(3) The Morgan Stanley REIT Index (the "RMS Index") is a total- return index comprising of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

(4) REIT Disclosure: Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to whether changes in the value of their investments.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

     real estate fundamentals. We will also continue to overweight those sectors within the real estate universe that we believe the market has undervalued. In following our value approach, we hope to continue to produce superior total return performance for our shareholders.


    GEOGRAPHICAL            SECTOR DISTRIBUTION*
    DISTRIBUTION*
                            [SECTOR DISTRIBUTION
    [GEOGRAPHICAL                PIE GRAPH]
  DISTRIBUTION PIE
       GRAPH]

REAL ESTATE STOCK PERFORMANCE

    In our "Alpine View 2000" sent previously to shareholders, we set forth the proposition that a favorable shift in investor sentiment towards real estate securities was near at hand. We noted that the weak performance of real estate stocks during 1999 and early 2000 had resulted not from the performance attributes of the underlying real estate assets but primarily from investor disinterest in stocks dubbed as part of the "old economy" and the concurrent fascination with the growth prospects of information technology companies. However, we expected the pendulum to shift back towards inexpensive sectors such as real estate as investors reassessed the risk-adjusted returns of growth vs. value plays and, in fact, this appears to be exactly what happened beginning on March 13, 2000. This date marked the beginning of a slide in the technology laden NASDAQ(5) Index which dropped 23.5% from its peak of 5048.62 on March 10 through April 30 and a rise in the RMS Index over the same period of 12.2%.

    The positive performance of REITs since March 10 broke a pattern of negative return performance that had been in effect since peak valuations in October 1997. Indeed, after two consecutive down years in 1998 and 1999, patient investors in real estate securities have seen the disparity between private and public market valuations of real estate begin to narrow in the year 2000. REITs' high current dividend yields, average projected earnings growth of 8%, and share valuation discounts to underlying real estate value, have finally captured investors' interest.

---------------

(5) The NASDAQ Composite index is a broad-based capitalization- weighted index of all NASDAQ National Market and Small Cap Stocks. An investor cannot invest directly in an index.
--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

    Total return performance of the RMS Index from December 31, 1999 through April 30, 2000 was 9.55% which compares to -5.08% for the NASDAQ and -0.78% for the S&P 500(6). Hotel and regional mall companies were the two leading sectors, outperforming the broader REIT index with 17.7% and 14.6% returns respectively. Both sectors were among the weakest performers in 1999 with investors selling hotel companies based primarily on concerns of oversupply in many markets and disposing of shares in regional mall REITs due to fears of the impact of E-retailing on store based shopping. Last Fall, we believed both sectors provided attractive valuations and expected that as signs of a slowdown in hotel construction and weakness in E-retailers surfaced share prices in both sectors would rise from their oversold valuation levels.

    Also performing well during the first four months of 2000 were office and industrial companies with 10.2% returns. Companies with assets located in major metropolitan central business districts such as New York City, Washington D.C., Boston, and San Francisco or in the strong suburban markets of northern California, northern Virginia, and Boston exhibited the strongest internal cash flow growth and were rewarded by the market. The weakest performing sector in 2000 continued to be the health care REITs whose exposure to troubled operators of nursing homes and assisted living facilities weighed mightily on the stability of their prospective earnings.

FUND PORTFOLIO PERFORMANCE*

    The Fund's outperformance during both the six month and year to date periods ending April 30, 2000 was due primarily to our focus on undervalued companies, our purposeful overweighing in the lodging and retail sectors, and our geographic focus on the West Coast and Eastern seaboard markets from northern Virginia to Boston. At the same time, the Fund maintained a relatively conservative approach to portfolio construction, as compared to recent trends in this group, as evidenced by the Fund's composition at the end of the period which (i) was diversified through 41 different investments, (ii) had its largest holding limited to less than 5.3% of total investment, and (iii) had the top 10 holdings account for less than 39.5% of the Fund.

    Specifically, the Fund benefited during the period from having approximately 29% of its assets in retail REITs and diversified REITs with retail assets and over 13% of its assets invested in lodging companies. This compares with the 20% and 6% respective weightings of these sectors in the RMS Index. Notable performers over the six month period ended April 30, 2000 were lodging investments in Starwood Hotels & Resorts Worldwide, MeriStar Hospitality Corp., Host Marriott Corp., and newly added RFS Hotel Investors, all returning in excess of 24%. Retail investments in the regional mall REITs, Macerich Company, Simon Property Group, Inc., and newly

TOP 10 HOLDINGS* AS OF 4/30/00

       1.  Chelsea GCA Realty, Inc.                  5.28%       6.  Simon Property Group                      3.56%
       2.  Duke Realty Investments                   4.68%       7.  CBL & Associates Prop.                    3.54%
       3.  Equity Res Prop Trust                     4.42%       8.  Macerich Company                          3.50%
       4.  Mack Cali Realty Corp.                    3.89%       9.  Starwood Hotels & Resorts                 3.38%
       5.  Kilroy Realty Corp.                       3.65%      10.  Vornado                                   3.35%
                 Percentages based on net assets.

* Portfolio composition subject to change.

---------------

(6) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the board domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. An investor can not invest directly in an index.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

added CBL Associates Properties, all returned in excess of 15%.

    During the period, the Fund maintained an approximate market weighting in office and industrial REITs which, as mentioned above, was the third best performing sector in the REIT universe. Best performers for the Fund in this sector were Duke-Weeks Realty Corp., Kilroy Realty Corp., Equity Office Properties, and Cornerstone Properties, all returning in excess of 15%, with Cornerstone returning 29.5% based on its announced merger into Equity Office Properties. The performance of Kilroy and attractiveness of Cornerstone as an acquisition by Equity Office were driven by each company's exposure to the strong office markets of California.

PORTFOLIO CHANGES*

    Notable changes to the Fund's portfolio during the period included (i) an increased weighting in the multi-family sector, (ii) new top ten investments in Equity Residential Properties and CBL Associates, and (iii) increased investment in existing holdings Chelsea GCA and Duke-Weeks Realty Corp., which ended the period as the Fund's two largest investments at 5.3% and 4.7% of investments, respectively. We increased the Fund's exposure to apartment companies from approximately 6% at the beginning of the period to over 13% at the end of the period, picking up shares in Equity Residential and Apartment Investment and Management Company, the two largest REIT apartment managers and owners, as well as in Town and Country Trust and Roberts Realty, two REITs focused on in-fill markets in the Baltimore/Washington D.C. and Atlanta metro markets, respectively. We were able to buy these shares at attractive discounts to the underlying net asset values of the companies' equity and believe they have above average earnings growth potentials in the current interest rate environment. In addition to new holdings among the Fund's ten largest investments, including Equity Residential and CBL Associates, Reckson Associates, an owner of suburban and CBD office properties in the robust New York City metro markets, became a top ten holding through the purchase of both its Class A and B shares. The Fund's manager also took advantage of pricing pressure on the shares of Chelsea GCA and Duke-Weeks during the period and were able to achieve 18.5% and 19.2% incremental returns on our new investments, respectively. Finally, we divested of three previous top ten holdings, Highwoods Properties, Inc., Burnham Pacific Properties, Inc., and FelCor Lodging Trust Inc., during the period and our shares in the previous #1 holding, Sunstone Hotel Investors, Inc., were tendered upon completion of the company's privatization in November 1999.

OUTLOOK

    Alpine believes that during the remainder of 2000, several issues with implications for the performance of real estate securities will dominate investor sentiment: (i) a continued reassessment of the risk-adjusted returns of growth vs. value plays; (ii) concerns of additional interest rate increases led by the Federal Reserve; and (iii) new technology initiatives and new business ventures made possible by the REIT Modernization Act.

    We believe that the investor community will continue their renewed focus on the attractive current yield and valuation levels of REITs. Despite the strong rise in the Morgan Stanley REIT Index since mid-March, share prices of many entities remain at sizable discounts to their underlying assets, particularly in the lodging and regional mall sectors, while average REIT dividend yields of approximately 7.6% are over 600 basis points higher than yields afforded by equities in the S&P 500 and nearly 400 basis points higher than S&P Utility yields. Concurrently, real estate fundamentals remain very healthy across many markets with national office and industrial vacancy rates reaching new lows, retail sales in real estate based shopping venues being powered by strong consumer confidence, and multi-family apartment owners in the supply constrained east and west coast markets achieving strong rent and occupancy levels.

     Perhaps the largest overhang on the equity markets is the prospective interplay between potential interest rate increases led by the Federal Reserve and
--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

the impact of such rate increases on the economy.
Though we believe an aggregate of 50 basis points in increases is possible before the end of the summer, we do not believe the Federal Reserve will allow rising rates to push the economy toward a recession. Significantly, if the Federal Reserve is successful in bringing economic growth down to more normalized levels, real estate fundamentals should remain healthy with a continuation of the business cycle stabilizing demand. By sector, any significant rate increases could potentially have the greatest impact on the more economically sensitive lodging and retail sectors. In all cases, though, real estate companies with limited exposure to variable rate debt and near term debt maturities will obviously fare better than those with greater balance sheet exposure. Accordingly, we will continue our focus on companies with both healthy real estate fundamentals and balance sheet strength and will remain vigilant of greater than anticipated interest rate impacts to the lodging and retail sectors.

     Another dominant theme for 2000 has been the intersection of new technology and bricks and mortar real estate and we expect it to remain so throughout the year. In fact, the National Association of Real Estate Investors' upcoming conference in June is entitled "Focus Real Estate; Angle Technology" and is dominated by panels discussing the impact of technology on the various real estate sectors. To date much press has been afforded to wiring buildings for high speed Internet access, to web-based property operating systems, to Internet enabled purchasing collectives, and to potential Internet provided services to tenants. Our belief is that such technological upgrades will continue apace with the larger and better capitalized REITs leading the charge although the aggregate impact on revenues for most REITs will be in the form of ancillary income and thus not be significant relative to their core operations. Improving operating margins through expense efficiencies and maintaining building competitiveness will be the major outcomes from capital spent on new technology. Potentially more significant, in our opinion, will be new business initiatives undertaken by REITs starting in the year 2001 as allowed by the REIT Modernization Act. This legislation will allow REITs to use up to 20% of their balance sheet to establish taxable REIT subsidiaries which can engage in revenue generating activities previously disallowed under the tax laws. Such activities can encompass services provided to tenants or others as well as more active merchant building activities. We believe that the larger capitalized REITs with greater free cash flow and balance sheet strength will be the primary beneficiaries of this new legislation.

     We will continue our value approach throughout 2000, targeting companies with strong balance sheets, solid dividend coverage, and healthy real estate fundamentals, and hope to continue to produce exceptional performance for our shareholders. We look forward to updating you on this Fund's progress as the rest of 2000 unfolds.

/S/ SAMUEL A. LIEBER          /S/ Robert W. Gadsen
Samuel A. Lieber              Robert W. Gadsden
Co-Portfolio Manager         Co-Portfolio Manager

---------------

* Portfolio holdings and composition are subject to change.

Past performance is no guarantee for future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

BISYS Fund Services distributes the Alpine Realty Income & Growth Fund.

For more complete information on the Alpine Realty Income & Growth Fund, including fees, expenses and sales charges please call 1-877-945-3863 for a free prospectus. Please read the prospectus carefully before investing or sending money.

The views expressed in this report reflect those of the investment adviser only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on the market and other condition.
--------------------------------------------------------------------------------
                                       -7-

ALPINE REALTY INCOME & GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2000
                                  (UNAUDITED)

                        SECURITY                MARKET
  SHARES               DESCRIPTION              VALUE
----------   -------------------------------  ----------
COMMON STOCKS -- (3.3%)
Lodging -- (3.3%)
     5,500   Starwood Hotels & Resorts
               Worldwide, Inc...............  $  156,406
                                              ----------
             Total Common Stocks
             (Cost $124,205)................     156,406
                                              ----------
REAL ESTATE INVESTMENT TRUSTS -- (95.0%)
Apartments -- (12.9%)
     3,000   Apartment Investment and
               Management Co................     119,250
     3,500   BRE Properties, Class A........      97,781
     4,500   Equity Residential Properties
               Trust........................     204,750
    12,200   Roberts Realty Investors,
               Inc..........................      82,350
     6,000   Town and Country Trust.........     103,500
                                              ----------
                                                 607,631
                                              ----------
Diversified -- (6.4%)
     2,200   Alexander's, Inc. (b) (c)......     144,100
     4,500   Vornado Realty Trust...........     155,250
                                              ----------
                                                 299,350
                                              ----------
Health Care -- (3.8%)
     7,000   Healthcare Realty Trust,
               Inc..........................     126,000
     3,900   Nationwide Health Properties,
               Inc..........................      51,675
                                              ----------
                                                 177,675
                                              ----------
Hotels -- (9.7%)
     5,000   Hospitality Properties Trust...     111,250
     6,200   Host Marriott Corp. (c)........      66,263
    10,100   Innkeepers USA Trust...........      90,900
     3,400   MeriStar Hospitality Corp......      67,150
    10,000   RFS Hotel Investors, Inc.......     121,250
                                              ----------
                                                 456,813
                                              ----------
Mortgage / Finance -- (3.2%)
     8,500   iStar Financial, Inc...........     149,281
                                              ----------
Retail Centers -- (9.7%)
    10,000   Developers Diversified Realty
               Corp.........................     151,875
     4,200   Kranzco Realty Trust...........      37,275
     6,000   Philips International Realty
               Corp.........................      98,625

                        SECURITY                MARKET
  SHARES               DESCRIPTION              VALUE
----------   -------------------------------  ----------
REAL ESTATE INVESTMENT TRUSTS, CONTINUED:
Retail Centers, continued:
     4,000   Ramco-Gershenson Properties
               Trust........................  $   57,000
     5,000   Regency Realty Corp............     110,625
                                              ----------
                                                 455,400
                                              ----------
Net Lease -- (2.0%)
     5,000   National Golf Properties,
               Inc..........................      95,625
                                              ----------
Office-Industrial Buildings -- (29.1%)
     2,100   AMB Property Corp..............      46,331
     3,000   Cabot Industrial Trust.........      57,750
    10,000   Duke-Weeks Realty Corp. (c)....     216,874
     3,000   Equity Office Properties.......      81,563
     7,000   Kilroy Realty Corp.............     168,875
     3,000   Liberty Property Trust.........      74,250
     7,000   Mack-Cali Realty Corp..........     180,250
     3,300   Mission West Properties........      27,638
     7,000   Pacific Gulf Properties,
               Inc..........................     150,500
     7,200   ProLogis Trust.................     141,750
     3,000   PS Business Parks, Inc.........      66,750
     6,100   Reckson Associates Realty
               Corp.........................     122,381
     2,000   Reckson Associates Realty
               Corp., Class B...............      43,000
                                              ----------
                                               1,377,912
                                              ----------
Shopping Malls -- (17.0%)
     7,000   CBL & Associates Properties,
               Inc..........................     164,063
     7,500   Chelsea GCA Realty, Inc. (c)...     244,687
    11,500   Crown American Realty Trust....      63,969
     7,000   Macerich Co. (c)...............     162,313
     6,500   Simon Property Group, Inc.
               (c)..........................     164,937
                                              ----------
                                                 799,969
                                              ----------
Storage -- (1.2%)
     2,500   Public Storage, Inc............      55,938
                                              ----------
             Total Real Estate Investment
               Trusts
             (Cost $4,206,809)..............   4,475,594
                                              ----------
             Total Investments
               (Cost $4,331,014) (a)..  98.3%  4,632,000
             Other assets in excess of
               liabilities............   1.7%     79,394
                                       -----  ----------
             TOTAL NET ASSETS......... 100.0% $4,711,394
                                       =====  ==========

---------------

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.....................    $361,807
         Unrealized depreciation.....................     (60,821)
                                                         --------
         Net unrealized appreciation.................    $300,986
                                                         ========

(b) Non-income producing securities.

(c) All or a portion of this security is held as collateral for the line of credit.

                       See notes to financial statements.

ALPINE REALTY INCOME & GROWTH FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2000
                                  (UNAUDITED)

ASSETS:
  Investments, at value (cost $4,331,014)...................    $4,632,000
  Interest and dividends receivable.........................         9,820
  Receivable for investment securities sold.................       337,780
  Receivable from investment advisor........................         3,056
  Prepaid expenses and other assets.........................        15,044
                                                                ----------
     Total Assets...........................................     4,997,700
                                                                ----------

LIABILITIES:
  Payable to custodian for line of credit...................       175,077
  Payable for investment securities purchased...............        82,234
  Accrued expenses and other liabilities:
     Administration fees....................................           176
     Other..................................................        28,819
                                                                ----------
     Total Liabilities......................................       286,306
                                                                ----------
NET ASSETS..................................................    $4,711,394
                                                                ==========
NET ASSETS REPRESENTED BY
  Shares of beneficial interest, at par value...............    $       43
  Additional paid-in-capital................................     4,491,013
  Undistributed net investment income.......................        18,547
  Accumulated net realized losses on investment
     transactions...........................................       (99,195)
  Unrealized appreciation on investment transactions........       300,986
                                                                ----------
     TOTAL NET ASSETS.......................................    $4,711,394
                                                                ==========
NET ASSET VALUE
  Class A shares
     Net assets of $2,243 / 206 shares outstanding..........    $    10.89
                                                                ==========
     Offering price (based on sales charge of 4.75%)........    $    11.43
                                                                ==========
  Class B shares*
     Net assets of $1,181 / 109 shares outstanding..........    $    10.83
                                                                ==========
  Class Y shares
     Net assets of $4,707,970 / 433,596 shares
      outstanding...........................................    $    10.86
                                                                ==========

---------------

* Redemption price per share varies based on length of time shares are held.

                       See notes to financial statements.

ALPINE REALTY INCOME & GROWTH FUND

                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED APRIL 30, 2000
                                  (UNAUDITED)

INVESTMENT INCOME:
  Interest...........................................................   $    747
  Dividends..........................................................    200,465
                                                                        --------
     Total income....................................................    201,212
                                                                        --------

EXPENSES:
  Investment advisory fees..................................  $20,852
  Administration fees.......................................    9,346
  Distribution fees -- Class B..............................        4
  Shareholder servicing fees -- Class A.....................        2
  Shareholder servicing fees -- Class B.....................        2
  Fund accounting fees......................................    3,598
  Audit fees................................................    6,438
  Custodian fees............................................    2,294
  Interest expense from line of credit......................    3,268
  Legal fees................................................    5,182
  Registration and filing fees..............................   11,129
  Printing..................................................   13,032
  Transfer agent fees.......................................    1,388
  Trustees' fees............................................      620
  Other.....................................................      465
                                                              -------
Total expenses before voluntary fee reductions..............              77,620
                                                                        --------
  Expenses waived/reimbursed by investment advisor..........             (43,945)
                                                                        --------
       Net expenses.........................................              33,675
                                                                        --------
Net investment income.......................................             167,537
                                                                        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized losses from investment transactions...................    (82,105)
  Net change in unrealized depreciation from investment
     transactions....................................................    564,622
                                                                        --------
Net realized/unrealized gains/losses from investments................    482,517
                                                                        --------
Change in net assets resulting from operations.......................   $650,054
                                                                        ========

                       See notes to financial statements.

ALPINE REALTY INCOME & GROWTH FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      PERIOD ENDED
                                                               APRIL 30, 2000    OCTOBER 31, 1999(A)
                                                              ----------------   -------------------
                                                                (UNAUDITED)
OPERATIONS:
  Net investment income.....................................     $  167,537          $  208,106
  Net realized losses from short sales and investment
     transactions...........................................        (82,105)            (12,705)
  Net change in unrealized depreciation on investment
     transactions...........................................        564,622            (263,636)
                                                                 ----------          ----------
  Change in net assets from operations......................        650,054             (68,235)
                                                                 ----------          ----------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income................................            (68)                (39)
  From net realized gain on investments.....................             (1)                 --
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
  From net investment income................................            (47)               (386)
  From net realized gain on investments.....................             (1)                 --
DISTRIBUTIONS TO CLASS Y SHAREHOLDERS:
  From net investment income................................       (215,252)           (141,304)
  From net realized gain on investments.....................         (4,383)                 --
                                                                 ----------          ----------
  Change in net assets from shareholder distributions.......       (219,752)           (141,729)
                                                                 ----------          ----------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
  Proceeds from shares sold.................................        539,905           4,170,202
  Dividends reinvested......................................        138,143              91,369
  Cost of shares redeemed...................................       (240,475)           (208,088)
                                                                 ----------          ----------
     Change in net assets from shares of beneficial interest
       transactions.........................................        437,573           4,053,483
                                                                 ----------          ----------
     Total change in net assets.............................        867,875           3,843,519
                                                                 ----------          ----------
NET ASSETS:
  Beginning of period.......................................      3,843,519                  --
                                                                 ----------          ----------
  End of period.............................................     $4,711,394          $3,843,519
                                                                 ==========          ==========

---------------

(a) The fund commenced offering Class A shares and Class Y shares on December 30, 1998 and Class B shares on February 18, 1999.

                       See notes to financial statements.

ALPINE REALTY INCOME & GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2000
                                  (UNAUDITED)
1.   ORGANIZATION:

     The Alpine Realty Income & Growth Fund, (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a separate series of the Alpine Equity Trust (the "Trust"), a Massachusetts business trust organized in 1988.

     The fund offers Class A, Class B, and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge, but pay higher ongoing distribution fees than Class A share. Class B shares are also sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on the length of time the shares have been held. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to certain institutional or individual investors who do not receive services of financial intermediaries that offer shares of the Fund.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

     A. VALUATION OF SECURITIES:

     The Fund values securities traded on a national securities exchange or included on the National Association of Securities Dealers Automated Quotation National Market System (" NASDAQ") at the last reported sales price on the exchange where primarily traded. The Fund values securities traded on an exchange or NASDAQ for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. Securities, for which market quotations are not available, including restricted securities, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

     B. REPURCHASE AGREEMENTS:

     The Fund may invest in repurchase agreements. The custodian holds securities pledged as collateral for repurchase agreements on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. Repurchase agreements are considered to be loans by the Fund under the 1940 act.

                                   Continued

ALPINE REALTY INCOME & GROWTH FUND

                                 APRIL 30, 2000
                                  (UNAUDITED)

     C. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

     D. SHORT SALE TRANSACTIONS:

     Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account with its custodian, consisting of cash, equities and/or U.S. Government securities sufficient to collateralize its obligation on the short positions. As of April 30, 2000, there were no outstanding positions of securities sold short.

     E. FINANCING AGREEMENT:

     The Trust entered into a secured committed revolving line of credit (the "Committed Line") with State Street Bank and Trust Company (the "Bank"). Under this agreement, the Bank provides a $5,000,000 Committed Line to be used by the Funds of the Trust. Borrowings of the Funds under this agreement will incur interest at 0.50% per annum above the Bank's overnight federal funds rate. A commitment fee of 0.08% per annum will be incurred on the unused portion of the Committed Line, which will be allocated by average net assets to all Funds of the Trust. As of April 30, 2000 the Trust had an unused Committed Line balance of $759,250.

     F. FEDERAL TAXES:

     It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company income and net realized capital gains to shareholders. Therefore, no federal income tax provision is required. (Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Fund will file for claims on foreign taxes withheld.)

                                   Continued

ALPINE REALTY INCOME & GROWTH FUND

                                 APRIL 30, 2000
                                  (UNAUDITED)

     G. DIVIDENDS AND DISTRIBUTIONS:

     The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

     Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

     H. CLASS ALLOCATIONS:

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class.

     Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans.

3.   CAPITAL SHARE TRANSACTIONS:

     The Fund has an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Fund were as follows:

                                                   SIX MONTHS ENDED          PERIOD ENDED
                                                    APRIL 30, 2000        OCTOBER 31, 1999(A)
                                                 --------------------    ---------------------
                                                 SHARES      AMOUNT      SHARES       AMOUNT
                                                 -------    ---------    -------    ----------
    CLASS A
      Shares sold..............................       95    $     926        100    $    1,000
      Shares issued in reinvestment of
         dividends.............................        7           69          4            40
                                                 -------    ---------    -------    ----------
      Net change...............................      102          995        104         1,040
                                                 -------    ---------    -------    ----------

    CLASS B
      Shares sold..............................       --           --      1,605        16,031
      Shares issued in reinvestment of
         dividends.............................        5           48         37           386
      Shares redeemed..........................       --           --     (1,538)      (16,301)
                                                 -------    ---------    -------    ----------
      Net change...............................        5           48        104           116
                                                 -------    ---------    -------    ----------

                                   Continued

ALPINE REALTY INCOME & GROWTH FUND

                                 APRIL 30, 2000
                                  (UNAUDITED)

                                                   SIX MONTHS ENDED          PERIOD ENDED
                                                    APRIL 30, 2000        OCTOBER 31, 1999(A)
                                                 --------------------    ---------------------
                                                 SHARES      AMOUNT      SHARES       AMOUNT
                                                 -------    ---------    -------    ----------
    CLASS Y
      Shares sold..............................   56,102      538,979    397,771     4,153,171
      Shares issued in reinvestment of
         dividends.............................   14,264      138,026      8,783        90,943
      Shares redeemed..........................  (24,597)    (240,475)   (18,728)     (191,787)
                                                 -------    ---------    -------    ----------
      Net change...............................   45,769      436,530    387,826     4,052,327
                                                 -------    ---------    -------    ----------
              Total net change.................   45,876    $ 437,573    388,034    $4,053,483
                                                 =======    =========    =======    ==========

     --------------------

     (a) The Fund commenced offering Class A and Class Y shares on December 30, 1998 and Class B shares on February 18, 1999.

4.   SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds from sales of investment securities, excluding securities sold short and short-term investments, were $4,472,450 and $3,924,613, respectively, for the period ended April 30, 2000.

5.   DISTRIBUTION PLANS:

     BISYS Fund Services LP ("BISYS LP"), a wholly-owned subsidiary of The BISYS Group Inc. serves as principal underwriter to the Fund.

     The Fund has adopted Distribution Plans for each class of shares, except Class Y Shares, as allowed by Rule 12b-1 of the 1940 Act. Distributions plans permit the Fund to reimburse its principle underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund. Pursuant to the Distribution plans, each class, except Class Y Shares, currently pays a service fee equal to 0.25% of the average daily net assets of the class. Class B shares also presently pay distribution fees equal to 0.75% of the average daily net assets of the class. Distribution Plan fees are calculated daily and paid monthly.

     Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class

     During the period ended April 30, 2000, BISYS LP earned no commission on sales of shares of the fund.

                                   Continued

ALPINE REALTY INCOME & GROWTH FUND

                                 APRIL 30, 2000
                                  (UNAUDITED)

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS:

     Alpine Management & Research LLC ("Alpine") provide investment advisory services to the Fund. Pursuant to the investment advisor's agreement with the Fund, Alpine is entitled to an annual fee based on the Fund average daily net assets, in accordance with the following schedule:

First $750 million.....................................    1.00%
Next $250 million......................................    0.90%
Over $1 billion........................................    0.80%

     Fees may be voluntarily reduced or reimbursed to assist the Fund in maintaining competitive expense ratios. Information regarding these transactions for the Fund is as follows for the period ended April 30, 2000:

                                                           INVESTMENT ADVISOR
                                                   ----------------------------------
                                                      ANNUAL FEE
                                                   BEFORE VOLUNTARY      VOLUNTARY         ADDITIONAL
                                                    FEE REDUCTIONS     FEE REDUCTIONS    REIMBURSEMENTS
                                                   ----------------    --------------    --------------
    Realty Income & Growth Fund..................      $20,852            $20,852           $23,093

     BISYS LP is the Fund's Distributor. BISYS Fund Services Ohio, Inc. is the Fund's Administrator and BISYS Fund Services, Inc. ("BISYS") is the Fund's Fund Accountant, Transfer Agent and Dividend Disbursing Agent. In return for these services, BISYS LP and BISYS will earn an annual fee amounting to 0.23% of the Fund's average daily net assets or a minimum of $250,000 annually for the Trust.

     Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

7.   CONCENTRATION OF CREDIT RISK:

     The Fund invest a substantial portion of its assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Fund may be more affected by economic developments in the real estate industry than would a general equity fund.

ALPINE REALTY INCOME & GROWTH FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         SIX MONTHS ENDED         PERIOD ENDED
                                                          APRIL, 30 2000     OCTOBER 31, 1999(a)(b)
                                                         ----------------    ----------------------
                                                           (UNAUDITED)
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD....................       $ 9.91                 $10.00
                                                              ------                 ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income................................         0.41                   0.63
  Net realized and unrealized gain (loss) from
     investments and short sales.......................         1.06                  (0.33)
                                                              ------                 ------
  Total from investment operations.....................         1.47                   0.30
                                                              ------                 ------
LESS DISTRIBUTIONS:
  From net investment income...........................        (0.49)                 (0.39)
  From net realized gains..............................           --(g)                  --
                                                              ------                 ------
  Total distributions..................................        (0.49)                 (0.39)
                                                              ------                 ------
NET ASSET VALUE END OF PERIOD..........................       $10.89                 $ 9.91
                                                              ======                 ======
TOTAL RETURN (EXCLUDES SALES CHARGES)..................        15.36%(e)               2.90%(e)
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)....................       $    2                 $    1
  Ratio of expenses to average net assets..............         1.94%(d)               1.73%(d)
  Ratio of net investment income to average net
     assets............................................         7.92%(d)               7.14%(d)
  Ratio of expenses to average net assets (c)..........         3.96%(d)               4.43%(d)
  Ratio of interest expense to average net assets......         0.14%(d)                 --
  Portfolio turnover (f)...............................           92%                   159%

---------------

(a) Net investment income is based on average shares outstanding during the period.

(b) For the period from December 30, 1998 (commencement of class operations) to October 31, 1999.

(c) During the period, certain fees were voluntarily waived or reimbursed. If such voluntary fee waiver or reimbursement had not occurred, the ratios would have been as indicated.

(d) Annualized.

(e) Not annualized.

(f) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(g) Distribution was less than $0.005 per share.

                       See notes to financial statements.

ALPINE REALTY INCOME & GROWTH FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         SIX MONTHS ENDED         PERIOD ENDED
                                                          APRIL, 30 2000     OCTOBER 31, 1999(a)(b)
                                                         ----------------    ----------------------
                                                           (UNAUDITED)
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD....................       $ 9.92                 $ 9.99
                                                              ------                 ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income................................         0.38                   0.53
  Net realized and unrealized gain (loss) from
     investments and short sales.......................         0.98                  (0.23)
                                                              ------                 ------
  Total from investment operations.....................         1.36                   0.30
                                                              ------                 ------
LESS DISTRIBUTIONS:
  From net investment income...........................        (0.45)                 (0.37)
  From net realized gains                                         --(g)                  --
                                                              ------                 ------
  Total distributions..................................        (0.45)                 (0.37)
                                                              ------                 ------
NET ASSET VALUE END OF PERIOD..........................       $10.83                 $ 9.92
                                                              ======                 ======
TOTAL RETURN (EXCLUDES REDEMPTION CHARGES).............        14.88%(e)               2.92%(e)
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)....................       $    1                 $    1
  Ratio of expenses to average net assets..............         2.73%(d)               2.48%(d)
  Ratio of net investment income to average net
     assets............................................         6.84%(d)               6.94%(d)
  Ratio of expenses to average net assets (c)..........         4.71%(d)               5.18%(d)
  Ratio of interest expense to average net assets......         0.16%(d)                 --
  Portfolio turnover (f)...............................           92%                   159%

---------------

(a) Net investment income is based on average shares outstanding during the period.

(b) For the period from February 18, 1999 (commencement of class operations) to October 31, 1999.

(c) During the period, certain fees were voluntarily waived or reimbursed. If such voluntary fee waiver or reimbursement had not occurred, the ratios would have been as indicated.

(d) Annualized.

(e) Not annualized.

(f) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(g) Distribution was less than $0.005 per share.

                       See notes to financial statements.

ALPINE REALTY INCOME & GROWTH FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         SIX MONTHS ENDED         PERIOD ENDED
                                                          APRIL, 30 2000     OCTOBER 31, 1999(a)(b)
                                                         ----------------    ----------------------
                                                           (UNAUDITED)
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD....................       $ 9.90                 $10.00
                                                              ------                 ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income................................         0.43                   0.64
  Net realized and unrealized gain (loss) from
     investments and short sales.......................         1.03                  (0.32)
                                                              ------                 ------
  Total from investment operations.....................         1.46                   0.32
                                                              ------                 ------
LESS DISTRIBUTIONS:
  From net investment income...........................        (0.50)                 (0.42)
  From net realized gains..............................           --(g)                  --
                                                              ------                 ------
  Total distributions..................................        (0.50)                 (0.42)
                                                              ------                 ------
NET ASSET VALUE END OF PERIOD..........................       $10.86                 $ 9.90
                                                              ======                 ======
TOTAL RETURN...........................................        15.43%(e)               3.14%(e)
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)....................       $4,708                 $3,842
  Ratio of expenses to average net assets..............         1.64%(d)               1.50%(d)
  Ratio of net investment income to average net
     assets............................................         8.04%(d)               7.76%(d)
  Ratio of expenses to average net assets (c)..........         3.72%(d)               4.18%(d)
  Ratio of interest expense to average net assets......         0.14%(d)                 --
  Portfolio turnover (f)                                          92%                   159%

---------------

(a) Net investment income is based on average shares outstanding during the period.

(b) For the period from December 30, 1998 (commencement of class operations) to October 31, 1999.

(c) During the period, certain fees were voluntarily waived or reimbursed. If such voluntary fee waiver or reimbursement had not occurred, the ratios would have been as indicated.

(d) Annualized.

(e) Not annualized.

(f) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(g) Distribution was less than $0.005 per share.

                       See notes to financial statements.

                      [This Page Intentionally Left Blank]

TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
H. Guy Leibler

INVESTMENT ADVISER
Alpine Management and Research, LLC
122 East 42nd Street, 37th floor
New York, NY 10168

CUSTODIAN
IFTC
801 Pennsylvania
Kansas City, MO 64105

TRANSFER AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219

ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, OH 43215

LEGAL COUNSEL
Schulte Roth & Zabel LLP
900 Third Avenue
New York, NY 10022

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services L.P.
3435 Stelzer Road
Columbus, OH 43219

                                 [ALPINE LOGO] ALPINE

                                        REALTY
                                    INCOME & GROWTH
                                         FUND

ALPINE REALTY INCOME & GROWTH FUND
 122 East 42nd Street, 37th floor
        New York, NY 10168
           (212)687-5588

                                          -----------------------------------
                                          SEMI-ANNUAL REPORT
                                          APRIL 30, 2000

                                          This material must be preceded or
                                          accompanied by a current prospectus.
(6/00)